EXHIBIT B


                        Split-Dollar Insurance Agreement

     THIS AGREEMENT is made and entered into this 24th day of December 1992 by and between MicroAge, Inc., a Delaware corporation (the "Company") and Alan Hald (the "Executive");

     WHEREAS, the Company has agreed to provide a $1,000,000 death benefit to the Executive during the term of his employment under the Employment Agreement dated as of October 1, 1992 by and between the Company and the Executive (the "Employment Agreement"); and

     WHEREAS, the Company and the Executive agree that this death benefit will be provided under a life-paid-up-atage-65 policy (the "Policy") issued by The Northwestern Mutual Life Insurance Company (the "Insurer"); and

     WHEREAS, the Company shall receive the Policy Cash Value (as defined herein) or the face value of the Policy in excess of $1,000,000 in the event the Executive incurs a Substantial Risk of Forfeiture (as defined herein); and

     WHEREAS, this Agreement is being entered into pursuant to Section 2-A(a) of the Employment Agreement (terms not otherwise defined herein shall have the meanings attributed to them in the Employment Agreement);

     NOW, THEREFORE, effective as of the date hereof, the Company and the Executive agree as follows:

                                    SECTION 1

                          ISSUANCE, OWNERSHIP, PREMIUMS

     The Insurer shall issue the Policy to the Executive, who shall own the Policy, subject to the Company's rights recited hereinafter. The Company shall pay all required annual premiums of at least $58,000 during the term of the Policy, but not after death, Retirement, Total Disability or other termination of employment of the Executive under the Employment Agreement. The Executive agrees to report taxable income attributable to the Policy as required under applicable rulings of the Internal Revenue Service. The total death benefit under the Policy shall be of whatever amount is selected by the Company, so long as the proceeds of the Policy are at least adequate to pay Executive's designated beneficiary the $1,000,000 death benefit. The Policy shall be dividend-bearing, and the dividends shall be used to purchase additional amounts of paid-up life insurance on the Executive's life. Neither an insured amount in excess of the $1,000,000 nor the additional amounts provided by application of dividends shall expand the Company's obligation to provide the stated death benefit of $1,000,000. Photostatic copies of the Policy, including the policy application theref or, shall be attached as exhibits to this Agreement. During the term of this Agreement, the Company will not exercise nor withhold its consent TO the exercise by Policy Owner of any rights, privileges or options conferred by the terms of the Policy on the Insured other than the right to borrow (which shall require the prior written consent of the Company) against the aggregate cash value in the Policy (subject to the rights of the Company as SET forth herein). With the prior written consent of the Executive, the Company may borrow against the aggregate cash value in the Policy.

                                    SECTION 2

                                      DEATH

     The Policy shall be appropriately endorsed to provide that at the death of the Executive his designated beneficiary shall be paid $1,000,000 and the excess of the Policy proceeds shall be paid to the Company.

                                    SECTION 3

                              POLICY CASH VALUE AND
                         SUBSTANTIAL RISK OF FORFEITURE

     For all purposes of this Agreement, the term "Policy Cash Value" shall mean the lesser of (i) the aggregate premiums paid by the Company or (ii) the total cash value of the Policy on the date the Policy Cash Value IS determined. For all purposes of this Agreement, "Substantial Risk of Forfeiture" means (i) in the event of Executive's death prior to age 65, the death proceeds of the Policy in excess of $1,000,000; and (ii) in the event of Executive's termination of employment for any reason other than death, the Policy Cash Value.

                                    SECTION 4

                                RETIREMENT, ETC.

     At the Executive's age 65 (or earlier termination of his employment under the Employment Agreement by the Company other than for dearh), the Policy Cash Value shall paid to the Company, and the Policy shall become solely the property of the Executive. Any cash value in excess of the Policy Cash Value shall be the property of the Executive.

                                    SECTION 5

                              COLLATERAL ASSIGNMENT

     Notwithstanding that the Executive is the owner of the Policy, the Company has certain rights thereto as provided herein. The Executive has a right to (i) $1,000,000 in death proceeds if he dies prior to his termination of employment

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
and (ii) any CASH value in excess of the Policy Cash Value. So much of the Policy proceeds upon Executive's death as exceeds $1,000,000 shall be paid by the Insurer to the Company, and, upon Executive's termination of employment for any reason other than death, the Policy Cash Value shall be paid by the Insurer to the Company. Those rights of the Company shall be written into a collateral assignment of the Policy, which shall be executed by the Executive, delivered to the Company and made a part of this Agreement.

                                    SECTION 6

                                  MISCELLANEOUS

(1) This Agreement shall terminate at termination of the Executive's employment under the Employment Agreement.

(2) This Agreement may be amended only in a writing signed by the Company and the Executive. Executive agrees not to amend the Policy without the written consent of the Company.

(3) This Agreement shall be construed in accordance with the laws of the State of Arizona.

(4) If any provision hereof is deemed unenforceable, said provision shall be interpreted in a manner which approximates the desired outcome. The unenforceability Executive") of any provision hereunder shall not affect the other provisions hereunder.

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
(5) This Agreement may not be assigned by either party without the consent of the other, except that a corporate successor to the Company may accede to the Company's rights and obligations hereunder.

(6)  Except as  otherwise  expressly  provided  for herein,  the  provisions  of
     Section 6 of the Employment Agreement are incorporated herein and made a part hereof.

     IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement on this 24th day of December, 1992, at Tempe, Arizona.


                                        /s/ Alan Hald
-----------------------------           ----------------------------------------
Witness:                                Alan Hald
                                        ("Executive")


-----------------------------           MICROAGE, INC.
Witness:                                ("Company")

                                        By: /s/ Jeffrey D. McKeever
                                            ------------------------------------
                                            Name: Jeffrey D. McKeever
                                            Title:

                              COLLATERAL ASSIGNMENT

                   Under Policy Number 12331341 (the "Policy")
            Issued by The Northwestern Mutual Life Insurance Company
                       Policy Owner and Insured: Alan Hald

          In compliance with the Employment Agreement dated as of October 1, 1992 executed by and between MicroAge, Inc. (the "Company") and Alan Hald (the "Policy Owner") and a split-dollar insurance agreement of even date herewith between the Policy Owner and the Company, Policy Owner hereby agrees to assign the following interests in the Policy to the Company:

     (1) If Policy Owner dies prior to his termination of employment with the Company, The Northwestern Mutual Life Insurance Company ("NML") shall pay any death benefit in excess of $1,000,000 to the Company.

     (2) In the event of Policy Owner a termination of employment with the Company for any reason other than death, NML shall pay the Policy Cash Value (i.e., the lesser of the total cash value of the Policy or the aggregate amount of premiums paid by the Company) to the Company.

     (3) The Policy Owner shall be the owner of the Policy, subject to the interests assigned to the Company herein. The Policy Owner alone may exercise all of the rights and privileges specified in the Policy, except neither Policy Owner nor Company may borrow against the aggregate cash value in the Policy without the written consent of both parties.

Dated: December 24, 1992

                                        /s/ Alan Hald
                                        ----------------------------------------
                                        Alan Hald


                                        MICROAGE, INC.

                                        /s/ Jeffrey D. McKeever
                                        ----------------------------------------
                                        Jeffrey D. McKeever

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